UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 25, 2005

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                Regulation FD Disclosure

On April 25, 2005, DPL Inc. (the “Company”) announced that it will release its first quarter 2005 earnings on Tuesday, May 3, 2005 after the market closes.  On Wednesday, May 4, 2005 at 9:00 A.M. Eastern Time, the Company will conduct a webcast conference call with financial analysts.  Interested parties can access the call real time on the DPL Inc. website at www.dplinc.com.  Interested parties are encouraged to visit the site fifteen minutes prior to the start of the webcast in order to properly register.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

On April 28, 2005, the Company announced at its Annual Meeting its plan to use the proceeds of the sale of the private equity portfolio to reduce debt, repurchase Company stock and invest in the core utility business.  The Company will target approximately $400 to $500 million of the net proceeds to reduce its indebtedness with the remainder of the net proceeds to be used to repurchase Company stock and invest in the core utility business.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference.

Item 8.01.               Other Events

On April 28, 2005, the Company announced the results of shareholder voting at its Annual Meeting.  Shareholders elected James F. Dicke, II, James V. Mahoney and Barbara S. Graham to a new three year term of the Board of Directors of DPL Inc.  Shareholders also ratified the selection of KPMG LLP as the Company’s independent auditor through 2005.   A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference.

On April 28, 2005, the Company issued a press release announcing that the Company’s common shareholders of record as of May 16, 2005 will receive a $0.24 per share dividend payable June 1, 2005.  This payment continues the annualized rate of $0.96 per common share.  A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated by reference.

Under the Equity Compensation Plan Information section of the DPL Inc. 2005 Proxy Statement and within the table, the number of securities to be issued upon exercise of outstanding options, warrants and rights for both the Directors’ Deferred Stock Compensation Plan and the Management Stock Incentive Plan was listed incorrectly.  The corrected numbers are as follows: Directors’ Deferred Stock Compensation Plan is 435,932 and the Management Stock Incentive Plan is 1,193,546.  This modification changes the total from 8,593,415 to 8,839,646.

Item 9.01 (c).          Exhibits.

99.1	Press Release of DPL Inc., dated April 25, 2005

99.2	Press Release of DPL Inc., dated April 28, 2005

99.3	Press Release of DPL Inc., dated April 28, 2005

99.4	Press Release of DPL Inc., dated April 28, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: April 28, 2005
/s/ Miggie E. Cramblit
	Name:	Miggie E. Cramblit
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release of DPL Inc., dated April 25, 2005	E

99.2	Press Release of DPL Inc., dated April 28, 2005	E

99.3	Press Release of DPL Inc., dated April 28, 2005	E

99.4	Press Release of DPL Inc. dated April 28, 2005	E